UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 2, 2005
Lexington Precision Corporation

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

0-3252	22-1830121

(Commission File Number)	(IRS Employer Identification No.)

40 East 52nd Street, New York, NY	10022

(Address of principal executive offices)	(Zip Code)
(212) 319-4657

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1 Equipment Purchase Agreement
EX-10.2 Bailment Agreement
EX-10.3 Indemnity Agreement
EX-10.4 Amendment No. 5 to the Loan and Security Agreement
EX-10.5 Amendment No. 5 to Amended Loan & Security Agreement
EX-10.6 Waiver and Consent
EX-10.7 Waiver and Consent

Section 1 — Registrant’s Business and Operations
     Item 1.01 Entry into a Material Definitive Agreement.
     On August 2, 2005, Lexington Precision Corporation (the “Company”) entered into an Equipment Purchase Agreement (the “Purchase Agreement”) with Premier Tool and Die Cast Corp., a Michigan corporation (the “Buyer”) and, pursuant to the Purchase Agreement, consummated the sale of substantially all of the machinery, equipment and inventory of the Company’s Die Casting division located in Lakewood, New York (the “Purchased Assets”). The Buyer paid the Company a purchase price of approximately $2.65 million, consisting of cash of approximately $2.45 million, paid on the closing of the sale, and a 10% unsecured promissory note of the Buyer payable to the Company in the principal amount of $200,000, payable on April 30, 2008. Other than the transactions and arrangements described in this Form 8-K, there is no material relationship between the Buyer and the Company or any of its directors, officers, affiliates or associates of its directors and officers.
     Simultaneously with the closing pursuant to the Purchase Agreement, the Company and the Buyer also entered into a Bailment Agreement (the “Bailment Agreement”) under which the parties agreed that the Purchased Assets will be held by the Company as bailee at its premises in Lakewood, New York, until September 30, 2005, or their earlier removal from such premises by the Buyer and, during the term of the Bailment Agreement, the Company may use the Purchased Assets to produce die castings for the Buyer or its customers. The Buyer has undertaken to reimburse the Company for its cost of manufacturing die castings for the Buyer and its customers.
     Simultaneously with the closing pursuant to the Purchase Agreement, the Buyer and the Company also entered into an Indemnity Agreement (the “Indemnity Agreement”) providing that the Buyer will indemnify the Company against environmental costs and liabilities incurred by the Company arising from events that occur during the period from May 16, 2005, until the Purchased Assets are removed from the Company’s premises, unless the environmental costs and liabilities arise from actions of certain employees and agents of the Company, and against losses and expenses arising from the manufacture of die castings by the Company for the Buyer’s customers on or after May 16, 2005. The Indemnity Agreement also provides that the Company will indemnify the Buyer against environmental costs and liabilities arising prior to May 16, 2005.
     The Company also simultaneously obtained a Waiver and Consent under each of the Amended and Restated Loan and Security Agreement (the “Wachovia Loan Agreement”) among the Company, Lexington Rubber Group, Inc., a wholly-owned subsidiary of the Company, the lenders party to the Wachovia Loan Agreement, and Wachovia Bank, National Association, as agent for the lenders, and the Loan and Security Agreement (the “Ableco Loan Agreement”) among the Company, Lexington Rubber Group, Inc., the lenders party to the Ableco Loan Agreement and Ableco Finance, LLC (“Ableco”), as agent for the lenders (the “Consents”), consenting to the sale of the Purchased Assets and the release of their respective liens on the Purchased Assets. The Consents also provide that $888,200 of the proceeds of the sale of the Purchased Assets be applied to the Company’s equipment loan under the Wachovia Loan Agreement, with the balance applied to the Company’s revolving loans outstanding under the Wachovia Loan Agreement. As a condition to the granting of the Consents, the Company (i) agreed to an increase of $250,000 in a special reserve retained by the lenders, and (ii) covenanted to sell its property located in LaGrange, Georgia, by December 31, 2005, for net proceeds of at least $1.5 million.

     On August 2, 2005, the Company also entered into Amendment No. 5 to the Wachovia Loan Agreement and Amendment No. 5 to the Ableco Loan Agreement, which amended certain covenants in the loan agreements, effective as of June 30, 2005.
     The above descriptions are qualified in their entirety by the terms of the agreement or instrument described, copies of which are filed as exhibits hereto and incorporated by reference herein.
Section 2 — Financial Information
     Item 2.01 Completion of Acquisition or Disposition of Assets.
     On August 2, 2005, the Company entered into the Purchase Agreement with the Buyer as described in Item 1.01 above and which description is incorporated by reference herein.
     The Company has been accounting for the Die Casting division as a discontinued operation on its financial statements for the fiscal year ended December 31, 2004 and for subsequent interim periods, when certain of the Die Casting Division’s customer orders were fulfilled, qualifying it to be accounted as such.
     The description in Item 1.01 of the Purchase Agreement and the transactions contemplated therein are qualified in their entirety by the terms of the Purchase Agreement, a copy of which is filed as an exhibit hereto and incorporated by reference herein.
Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits.
     As previously stated, the Company has been accounting for the Die Casting division as a discontinued operation on its financial statements for the fiscal year ended December 31, 2004 and for subsequent interim periods. Accordingly, the Company is not providing separate pro forma financial statements with this Form 8-K, because the applicable financial statements previously filed accurately depict the Company’s financial position and results of operation assuming the sale of the Die Casting Division.
     Exhibits

Exhibit 10-1	Equipment Purchase Agreement dated as of August 2, 2005 between Lexington Precision Corporation and Premier Tool & Die Cast Corp. - filed herewith

Exhibit 10-2	Bailment Agreement dated as of August 2, 2005 between Lexington Precision Corporation and Premier Tool & Die Cast Corp. - filed herewith

Exhibit 10-3	Indemnity Agreement dated as of August 2, 2005 between Lexington Precision Corporation and Premier Tool & Die Cast Corp. - filed herewith

Exhibit 10-4	Amendment No. 5 to the Loan and Security Agreement, dated as of August 2, 2005, by and among the Company, Lexington Rubber Group, Inc., the lenders a party to the Loan and Security Agreement and Ableco Finance LLC, as Agent — filed herewith

Exhibit 10-5	Amendment No. 5 to the Amended and Restated Loan and Security Agreement, dated as of August 2, 2005, by and among the Company, Lexington Rubber Group, Inc., the lenders a party to the Amended and Restated Loan and Security Agreement and Wachovia Bank, National Association, as Agent — filed herewith

Exhibit 10-6	Waiver and Consent, dated as of August 2, 2005, among the Company, Lexington Rubber Group, Inc., and Ableco Finance LLC, as Lender and Agent — filed herewith

Exhibit 10-7	Waiver and Consent, dated as of August 2, 2005, among the Company, Lexington Rubber Group, Inc, the Lenders and Wachovia Bank, National Association, as Agent - filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXINGTON PRECISION CORPORATION

(Registrant)
Date: August 5, 2005

By:	/s/ Dennis J. Welhouse

	Name:	Dennis J. Welhouse
	Title:	Senior Vice President, Chief Financial Officer and Secretary